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                                                                 EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 8, 1999 relating to the financial statements, which appears in Aastrom Biosciences, Inc.'s Current Report on Form 8-K dated December 10, 1999.


/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
June 8, 2000